UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 13, 2020

VOYA PRIME RATE TRUST

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	811-05410	95-6874587
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona		85258
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 992-0180

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares of beneficial interest, $0.01 par value	PPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On April 13, 2020, the Board of Trustees (the “Board,” and each member thereof, a “Trustee”) of Voya Prime Rate Trust (the “Trust” or “PRT”) amended and restated its existing Amended and Restated By-Laws (as so amended and restated, the “By-Laws”), effective immediately.

The By-Laws were amended as follows:

•

Election of Trustees: Previously, the By-Laws required that Trustees be elected by a plurality of shares voting. Article 11, Section 3 of the By-Laws was amended to require that Trustees be elected by 60% of outstanding shares entitled to vote.

•

Clarification of record date in the context of adjournments: Previously, the By-Laws provided that the Trustees may fix a record date of no more than 90 days before the date of any meeting of shareholders as the record date for determining the shareholders having the right to notice of and to vote at such meeting and any adjournment thereof. Article 11, Sections 3 of the By-Laws was amended to clarify that the Trustees need not set a new record date in connection with any adjourned session or sessions of a shareholder meeting.

•

Conduct of Meeting: Previously, the By-Laws provided that the chair of the Board will serve as the chairperson of any meeting of shareholders and that the secretary or assistant secretary of the Trust shall serve as the secretary at such meeting. Article 11 of the By-Laws was amended to include a new Section 4 clarifying that the chairperson of a meeting of shareholders will be responsible for the order of business and rules and procedures (including manner of voting and conduct of discussion), and shall also have the power to adjourn the meeting on his or her own motion without a vote of shareholders at the meeting.

•

Advance Notice: Article 11 of the By-Laws was amended to include a new Section 7, providing that a shareholder may raise for consideration, at an annual meeting of shareholders, a proposal that is a proper subject for consideration at the meeting. A shareholder wishing to raise such a proposal at an annual shareholder meeting is required to provide advance notice of the nature of the proposal and the basis for the proposal, as well as other information that may assist the Board and shareholders generally in deciding whether to vote for the proposal. Such notice must be provided to the Trust not less than 90 or more than 120 days prior to the anniversary of the mailing of the prior year’s proxy materials. Similar requirements apply for any trustee nominee put forward by a shareholder.

•

Information to be Provided. The By-Laws require that, in connection with the nomination of trustees, a shareholder must provide certain information regarding each nominee, including biographical information and information required to be disclosed in a proxy statement. In connection with all shareholder proposals (including trustee nominations), the notice must also include a description of and the text of the proposal, a written statement of the reasons why the shareholder favors the proposal and other information.

•

Current Year. The By-Laws permit proper notice (and the related information required under the By-Laws and described above) to be provided up until 5:00 p.m., Eastern time on May 8, 2020 for this year’s meeting.

•

Remote Meetings of Shareholders: Article 11, Section 2 of the By-Laws was amended to permit shareholder meetings to be held solely or partially by remote communications to comply with any legal limitations on large gatherings of persons or under circumstances where the Board or the Trust’s officers determine it is appropriate to do so in the public interest to ensure the safety of participants.

•	Other Amendments: Other clarifying and conforming amendments were also made to the By-Laws.

The foregoing description is qualified in its entirety by reference to the full text of the By-Laws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Laws of Voya Prime Rate Trust as of April 13, 2020

Additional Information

The Trust, its trustees and certain of its officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the Trust’s 2020 annual meeting (the “2020 Annual Meeting”). The Trust intends to file a proxy statement and WHITE proxy card with the SEC in connection with any such solicitation of proxies from shareholders. SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the ownership of the trustees and officers of the Trust in common shares and other securities of the Trust is included in their filings with the SEC on Forms 3, 4, and 5, which can be found through the SEC’s website at www.sec.gov. Additional information about the trustees and officers of the Trust and their interests is set forth in the Trust’s Annual Report on N-CSR for the fiscal year ended February 28, 2019 (which was filed with the SEC on May 8, 2019), the Trust’s proxy statement for its 2019 Annual Meeting of Shareholders (which was filed with the SEC on May 10, 2019), the Trust’s registration statement on Form N-2 (which was last filed June 26, 2019) and in the Trust’s other SEC filings, which can be found through the SEC’s website at www.sec.gov. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests in the Trust, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the 2020 Annual Meeting. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Trust with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Trust’s website at https://individuals.voya.com/product/closed-end-fund/profile/voya-prime-rate-trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOYA PRIME RATE TRUST

	By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Date: April 13, 2020		Secretary